UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K
_____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 19, 2014

LHC GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33989	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 West Pinhook Rd., Suite A
Lafayette, LA 70503
(Address of Principal Executive Offices, including Zip Code)

(337) 233-1307
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The following matters were acted upon at the 2014 Annual Meeting of Stockholders held on June 19, 2014:

1.	Election of Directors. On the election of three (3) nominees to serve as Class III directors of the Company for a term of three (3) years, expiring at the 2017 Annual Meeting of Stockholders:

Name	For	Withhold Authority	Broker Non-vote
Keith G. Myers	14,734,499	612,633	630,696
George A. Lewis	15,122,252	224,880	630,696
Christopher S. Shackelton	15,122,777	224,355	630,696

2.	Executive Compensation Advisory Vote: Votes regarding an advisory (non-binding) vote approving executive compensation were as follows:

For	Against	Abstain	Broker Non-vote
14,815,046	529,119	2,967	630,696

3.
Ratification of Selection of Public Accounting Firm. On the ratification of the selection of KPMG, LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2014:

For	Against	Abstain	Broker Non-vote
15,910,010	63,075	4,742	-

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

By:	/s/ Jeffrey M. Kreger
Jeffrey M. Kreger Executive Vice President and Chief Financial Officer

Dated:           June 20, 2014